              OPTION AND AGREEMENT TO PURCHASE AND SELL PIPELINE

          This Option and Agreement to Purchase and Sell Pipeline (Agreement) is made and entered into this 1st day of October, 1996, by and between Michigan Production Company, L.L.C. (MPC) and West Shore Processing Company, LLC (West Shore).

          RECITALS:

          A. MPC intends to install, construct and operate, or cause to be installed, constructed and operated, a natural gas pipeline in Mason and Oceana Counties, Michigan.

          B. West Shore and MPC each desire to grant each other an option to require the purchase by West Shore and the sale by MPC of that pipeline subject to the terms and conditions of this Agreement.

          Now, therefore, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

                                   ARTICLE I
                                     OPTION
                                     ------

          1.1 Property Subject to Option. The property to which this Agreement
              --------------------------
and the options granted hereunder apply shall be that certain nominal 10-inch diameter pipeline extension of the current Basin Pipeline, L.L.C. ("Basin") pipeline from its present terminus in Section 32, Township 19 North, Range 17 West, Victory Township, Mason County, Michigan, along the right of way of Consumers Power to the delivery point at the gathering lateral of the existing Slocum No. 1-21 well (which well is located in Section 21, Township 15 North, Range 16 West, Elbridge Township, Oceana County, Michigan), and which delivery point is anticipated to be located in the northwest quarter of Section 30, Township 15 North, Range 16 West, Elbridge Township, Oceana County, Michigan, to be constructed and installed by or for MPC; including all pipeline, rights-of-way, easements, valves, fittings, and other equipment, fixtures or facilities installed in connection therewith, and including all facilities and assets acquired and installed by MPC or for MPC, (collectively the foregoing is referred to herein as the "Pipeline"); together with the other properties and rights described in Section 3.1, below.

          1.2 MPC's Option.  West Shore hereby grants MPC the option, during
              -------------
MPC's Option Period, defined below, to require West Shore, or West Shore's designee, to purchase the Pipeline on the terms and conditions stated in this Agreement. "MPC's Option Period" shall commence upon the earlier of (i) January 1, 1999, or (ii) the date upon which West Shore, or its designee, has received authorization pursuant to 1929 P.A. (Act 9), M.C.L. Sec. 483.101 et seq.; M.S.A. Sec. 22.1311 et seq., ("Act 9 Authorization") from the Michigan Public Service Commission (MPSC), in form and content reasonably acceptable to West Shore, or its designee, and which authorization has been accepted by West Shore, or its designee, to acquire, own and operate the Pipeline, and shall continue thereafter for a period ending 10 years following the date hereof.

    1.3 West Shore's Option. MPC hereby grants West Shore the option, during
        -------------------
West Shore's Option Period, defined below, to require MPC to sell the Pipeline to West Shore, or to West Shore's designee, on the terms and conditions stated in this Agreement. "West Shore's Option Period" shall commence on the date hereof and shall continue in force until the thirty (30) days after the date upon which West Shore, or its designee, has received final MPSC Act 9 Authorization, in form and content reasonably acceptable to West Shore, or its designee, and which authorization has been accepted by West Shore, or its designee, to own and operate the Pipeline; provided, in any event, West Shore's Option Period shall expire upon ten (10) years following the date hereof.

    1.4 Exclusivity.  During West Shore's Option Period, MPC agrees and
        ------------
covenants with West Shore that, subject to the rights of Bank of America Illinois (which rights are subject to that certain Subordination Agreement dated May 2, 1996 and to that certain Subordination Agreement and Financing Statement dated October 1, 1996, herein collectively the "Subordination Agreements"), MPC shall not sell, dispose of, transfer or encumber, or agree to sell, dispose of, transfer or encumber any portion or all of the Pipeline to any person, firm or entity other than to West Shore, or its designee, in exercise of West Shore's Option. Upon the execution hereof, the parties shall execute a recording memorandum to give notice of West Shore's Option to acquire the Pipeline.

                                   ARTICLE II
                               EXERCISE OF OPTION
                               ------------------

    2.1 Method of Exercise. The option of West Shore or MPC granted hereunder
        ------------------
shall be exercised, if at all, by the exercising party providing written notice thereof to the other party prior to the end of the exercising party's Option Period. Upon providing notice of the exercise of an option, West Shore and MPC shall proceed to consummate the purchase and sale of the Pipeline in accordance with the terms and conditions of this Agreement.

                                  ARTICLE III
                               PURCHASE AND SALE
                               -----------------

    3.1  Purchase and Sale.  Subject to the terms and conditions of this
         ------------------
Agreement, and upon the timely exercise of an option granted hereunder, MPC shall sell and West Shore shall purchase and pay for, at the Closing, an undivided 100% of the right, title and interest in and to:

    a. The Pipeline;

    b. All files, books, records, papers, instruments and logs, including all of MPC's counterparts of all conveyed contracts, all documents of title relating to the Pipeline, blueprints, specifications, plats, maps, surveys, accounting and financial records and sales and property tax records relating to the Pipeline (Records);

    c. To the extent transferable, all licenses, certificates, approvals, registrations, variances, exemptions, rights of way, privileges, immunities, grants, permits, franchises, consents, authorizations or other rights of every kind and character held by MPC and exclusively and directly related to the ownership or operation of the Pipeline; and,

    d. All other or additional privileges, rights, interests, properties, contracts, agreements of MPC of every kind and description and located upon the Pipeline, in each case that are used or intended for use in connection with the continued conduct of the Pipeline.

    3.2 Assumption of Obligations and Liabilities: Indemnity. Contemporaneously
        ------------------------------------------------------
with the purchase of the Pipeline and related assets pursuant to the exercise of the Option as set forth in Section 3.1, above, West Shore, or its designee, shall assume all of the obligations and liabilities of MPC related to the Pipeline and such related assets arising from or associated with its construction and operation by executing an Assignment and Assumption Agreement in form and substance substantially as set forth in Exhibit C, hereto. In addition, West Shore shall indemnify and hold harmless MPC, its affiliates, officers, directors, employees, agents and representatives, from and against any and all claims, losses, damages and costs arising from the construction or operation of the Pipeline, whether arising before the sale transaction or thereafter, except to the extent arising from the gross negligence or willful misconduct of MPC.

                                   ARTICLE IV
                                 PURCHASE PRICE
                                 --------------

    4.1 Purchase Price. The Purchase Price shall be equal to the total amount of
        --------------
all outstanding funds advanced to MPC, plus accrued but unpaid interest thereon, under the terms of that certain Loan Agreement between MPC and West Shore which remains outstanding as of the date upon which an option is exercised hereunder.

    4.2 Payment of Purchase.  The Purchase Price shall be paid by West Shore to
        --------------------
MPC in the form of obtaining and delivering to MPC the promissory note executed by MPC under its Loan Agreement with West Shore, marked "Cancelled". The discharge and cancellation of that promissory note shall constitute full payment of the Purchase Price.

    4.3 Tax Matters. West Shore shall pay all sales, use, transfer, real
        -----------
property transfer, recording and other similar taxes and fees ("Transfer Taxes") arising out of or in connection with the transactions effected pursuant to this Agreement. MPC and West Shore shall cooperate in the preparation and filing of all necessary documentation and returns with respect to Transfer Taxes and West Shore shall prepare and file all such returns.

                                   ARTICLE V
                             REPRESENTATIONS OF MPC
                             ----------------------

    MPC represents and warrants to West Shore that as of the date hereof:

    5.1 Existence.  MPC is a limited liability company duly organized, validly
        ----------
existing and in good standing under the laws of the State of Michigan and is qualified and in good standing to conduct business in the State of Michigan.

    5.2 Power. MPC has the requisite power to enter into and perform this
        -----
Agreement and the transactions contemplated hereby.

    5.3 Litigation.  There is no litigation, pending or, to MPC's knowledge,
        -----------
threatened against MPC, which would MATERIALLY affect the Pipeline after Closing or which would seek to prevent the consummation of the transactions contemplated hereunder.

    5.4 Title to Property. MPC will warrant title to the Pipeline by, through
        ------------------
and under MPC, but not otherwise.

                                   ARTICLE VI
                         REPRESENTATIONS OF WEST SHORE
                         -----------------------------

    West Shore represents and warrants to MPC that as of the date hereof:

    6.1 Existence.  West Shore is a limited liability company duly organized,
        ----------
validly existing and in good standing under the laws of the State of Michigan.

    6.2 Power. West Shore has the power to enter into and perform this Agreement
        -----
and the transactions contemplated hereby.

    6.3 Litigation.  There is no litigation, pending or to the knowledge of West
        -----------
Shore, threatened against West Shore or its affiliates, which would seek to prevent the consummation of the transactions contemplated hereunder.

                                  ARTICLE VII
                     COVENANTS AND PRE-CLOSING OBLIGATIONS
                     -------------------------------------

    7.1 Disclaimer of Warranties. EXCEPT AS EXPRESSLY CONTAINED IN THIS
        --------------------------
AGREEMENT, IT IS THE EXPLICIT INTENT OF EACH PARTY HERETO

THAT MPC IS MAKING NO REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, BEYOND THOSE EXPRESSLY GIVEN IN THIS AGREEMENT (INCLUDING THOSE RELATED TO ENVIRONMENTAL CONDITIONS), AND IT IS UNDERSTOOD THAT WITH RESPECT TO EQUIPMENT AND PERSONAL PROPERTY COMPRISING PORTIONS OF THE PIPELINE, WEST SHORE SHALL TAKE THOSE PROPERTIES "AS IS" AND "WHERE IS," WITH ALL FAULTS. WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY FOREGOING, MPC HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO THE CONDITION OF THE PIPELINE (INCLUDING WITHOUT LIMITATION ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS). THE PARTIES AGREE THIS DISCLAIMER CONTSTITUTES A CONSPICUOUS DISCLAIMER.

    7.9 Construction and Operations. From the date of this Agreement until
        ---------------------------
Closing, MPC shall cause the Pipeline to be constructed and operated by West Shore under the terms of and pursuant to that certain Pipeline Construction and Operating Agreement between the Company and MPC dated October 1, 1996 ("Construction and Operating Agreement"), and MPC will not take any action to terminate or cancel the Construction and Operating Agreement except in accordance with the terms thereof.

    7.3 MPSC Authorization.  Upon the execution hereof, West Shore, or its
        -------------------
designee, shall, at its expense, diligently pursue obtaining all information required to file an application with the MPSC and thereafter promptly file for and diligently pursue an application with the MPSC for Act 9 Authorization authorizing West Shore, or its designee, to acquire, own and operate the Pipeline.

    7.4 Other Access.  Until the Closing, MPC will give West Shore reasonable
        -------------
access to the Pipeline and reasonable access during MPC's normal business hours to all other information related to the Pipeline in MPC's custody at the present location of those documents.

                                  ARTICLE VIII
                          MPC'S CONDITIONS OF CLOSING
                          ---------------------------

    Upon the exercise of the option granted to either party hereunder, MPC's obligation to consummate the transactions provided for herein is subject to the satisfaction or waiver by MPC of the following conditions:

    8.1 Representations. The representations and warranties of West Shore
        ---------------
contained herein shall be true and correct in all material respects on the date of Closing, as defined below, as though made on and as of that date.

    8.2 Pending Matters.  No suit, action or other proceeding by a third
        ----------------
party or a governmental authority shall be pending or threatened which seeks substantial damages from MPC in connection with, or seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE IX
                       WEST SHORE'S CONDITIONS OF CLOSING
                       ----------------------------------

          Upon the exercise of the option granted to either party hereunder, West Shore's obligation to consummate the transactions provided for herein is subject to the satisfaction or waiver by West Shore of the following conditions:

          9.1 Representations. The representations and warranties of MPC
              ---------------
contained herein shall be true and correct in all material respects on the date of Closing, defined below, as though made on and as of that date.

          9.2 Pending Matters.  No suit, action, or other proceeding by a third
              ----------------
party or a governmental authority shall be pending or threatened which seeks substantial damages from West Shore in connection with, or seeks to restrain, enjoin or otherwise prohibit, the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE X
                                    CLOSING
                                    -------

          10.1 Time and Place of Closing. If the conditions to Closing have been
               -------------------------
satisfied or waived, the consummation of the transactions contemplated hereby (the "Closing") shall be held within 30 days following the date upon which the party exercising its option provides notice of that exercise to the other party, at the offices of West Shore, Englewood, Colorado, or at such other mutually agreeable location.

          10.2 Closing Obligations. At Closing:
               -------------------

          (a) MPC shall execute, acknowledge and deliver a General Conveyance, in the form attached hereto as Exhibit A, and the Assignment of Rights of Way, in the form attached hereto as Exhibit B, all of which together will convey all of MPC's rights in and to the Pipeline, together with all of the Records, to West Shore, with special warranty of title.

          (b) West Shore shall make payment of the Purchase Price to MPC by providing the promissory note marked "Cancelled" in accordance with the terms of Section 4.2, above, or otherwise discharging and canceling the obligations owed by MPC under the Loan Agreement.

          (c) West Shore, or its designee, and MPC will execute and deliver the Assignment and Assumption Agreement in the form attached hereto as Exhibit C; and, West Shore and MPC shall execute such other instruments and take such other action as may be necessary to carry out their respective obligations under this Agreement.

                                   ARTICLE XI
                                 MISCELLANEOUS
                                 -------------

    11.1 Governing Law. This Agreement and all instruments executed in
         -------------
accordance with it shall be governed by and interpreted in accordance with the laws of the State of Michigan without regard to choice of law principles.

    11.2 Waiver. No waiver of any of the provisions of this Agreement shall be
         ------
deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

    11.3 Assignment.  No party hereto shall assign this Agreement or any of its
         ----------
rights or obligations hereunder without the prior written consent of the other parties, and any assignment made without such consent shall be void; provided,
                                                                     ---------
that each of the parties hereby consents to the pledge and assignment for security purposes hereof and the granting of a security interest in its rights hereunder to Bank of America Illinois subject to the Subordination Agreements. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

    11.4 Notices. Any notice provided or permitted to be given under this
         -------
Agreement shall be in writing, and may be served by personal delivery or by depositing same in the mail, addressed to the party to be notified, postage prepaid, and registered or certified with a return receipt requested.

Notice deposited in the mail, as described, shall be deemed to have been given and received if and when actually received by the addressee. For purposes of notice, the addresses of the parties shall be as follows:

    MPC's mailing address:
    Michigan Production Company, L.L.C.
    c/o Tenneco Ventures Corporation
    1100 Louisiana Street, Suite 1543
    Houston, Texas 77002
    Ph. (713) 757-3698
    Fax (713) 757-8314
    Attn: Rick Lester

    West Shore's mailing address:
    West Shore Processing Company, LLC
    5613 DTC Parkway, Suite 400
    Englewood, Colorado 80111
    Ph. (303) 290-8700
    Fax. (303) 290-8769
    Attn: Randy S. Nickerson

Any party shall have the right, upon giving ten (10) days' prior notice to the other in the manner hereinabove provided, to change its address for purposes of notice.

    11.5 Expenses. Except as otherwise provided herein, each party shall be
         --------
solely responsible for all expenses incurred by it in connection with this transaction (including, without limitation, fees and expenses of its own counsel and accountants).

    11.6 Severability. If any term or other provision of this Agreement is
         ------------
invalid, illegal or incapable of being enforced under any rule or law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to any party.

    11.7 Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


    IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

               West Shore Processing Company, LLC
               By:  MarkWest Michigan, Inc., its manager
               /S/ ARTHUR J. DENNEY, VICE PRESIDENT

               Michigan Production Company, L.L.C.
               /S/ Michael V. Ronca, Manager
               /S/ Robert L. Zorich, Manager

                                   EXHIBIT A

                               GENERAL CONVEYANCE

    KNOW ALL MEN BY THESE PRESENTS:

    THAT, the undersigned MICHIGAN PRODUCTION COMPANY, L.L.C., (herein "Assignor") for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and convey unto WEST SHORE PROCESSING COMPANY, LLC, (herein "Assignee"), with an address of 5613 DTC Parkway, Suite 400, Englewood, Colorado 80111, all of Assignor's right, title and interest in and to the following properties, assets, contracts and other rights, both real and personal:

           a. that certain nominal 10-inch diameter pipeline extension of the Basin pipeline from its present terminus in Section 32, Township 19 North, Range 17 West, Victory Township, Mason County, Michigan, along the right of way of Consumers Power to the delivery point at the gathering lateral of the existing Slocum No. 1-21 well (which well is located in Section 21, Township 15 North, Range 16 West, Elbridge Township, Oceana County, Michigan), and which delivery point is anticipated to be located in the northwest quarter of
              Section 30, Township 15 North, Range 16 West, Elbridge Township, Oceana County, Michigan; including all pipeline, rights-of-way, easements, valves, fittings, and other equipment, fixtures or facilities installed in connection therewith (collectively the foregoing is referred to herein as the "Pipeline").

           b. All files, books, records, papers, instruments and logs, including all of the Assignor's counterparts of all conveyed contracts, all documents of title relating to the Pipeline, blueprints, specifications, plats, maps, surveys, accounting and financial records and sales and property tax records; except that Assignor may retain a copy of any accounting, financial or tax records for its own use;

           c. To the extent transferable, all licenses, certificates, approvals, registrations, variances, exemptions, rights of way, privileges, immunities, grants, permits, franchises, consents, authorizations or other rights of every kind and character held by Assignor and directly related to the ownership or operation of the Pipeline; and,

           d. All other or additional privileges, rights, interests properties, contracts, agreements and Pipeline of the Assignor of every kind and description and located upon the Pipeline that are used or intended for use in connection with the continued conduct of the Pipeline as presently being conducted.

                                                               Exhibit A, Page 1

    This Assignment is made expressly subject to and in accordance with the terms and conditions of that certain Option and Agreement to Purchase and Sell Pipeline between Assignor and Assignee, dated ____, 1996, (the "Agreement") and all covenants, indemnities and obligations of the parties under the Agreement shall survive the execution and delivery of this Assignment strictly in accordance, and only in accordance with the terms of the Agreement.

    ASSIGNOR IS MAKING NO REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, BEYOND THOSE EXPRESSLY GIVEN HEREIN, AND IT IS UNDERSTOOD THAT WITH RESPECT TO EQUIPMENT AND PERSONAL PROPERTY COMPRISING PORTIONS OF THE PIPELINE, ASSIGNEE SHALL TAKE THOSE "AS IS" AND "WHERE IS," WITH ALL FAULTS. WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY FOREGOING, ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO THE CONDITION OF THE PIPELINE (INCLUDING WITHOUT LIMITATION ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS).

    All of the provisions of this Assignment shall be available to and binding upon the respective successors and assigns of Assignor and Assignee herein.

    Assignor hereby warrants title to the Pipeline against all lawful claims of persons claiming by, through, or under Assignor, but not otherwise.

    EXECUTED this ____ day of ____, 199_, but effective for all purposes as of ______, 199__, at 7:00 a.m., Central Time.

    ASSIGNOR: MICHIGAN PRODUCTION COMPANY, L.L.C.

    By:  Michael V. Ronca, Manager

    By:  Robert L. Zorich, Manager

    ASSIGNEE:
    WEST SHORE PROCESSING COMPANY, LLC
    By: MarkWest Michigan, LLC, its manager
        By: MarkWest Hydrocarbon Partners, Ltd., its manager
            By: MWHC Holding, Inc., its general manager

    By:
    Name:
    Title:

                                                                Exhibit A Page 2

    THE STATE OF ________)

    COUNTY OF ___________)

    The foregoing instrument was acknowledged before me this ____ day of ________, 199_, by ___________________, the _____________ of MICHIGAN PRODUCTION
COMPANY, L.L.C.

    Witness my Hand and Official Seal.

    My Commission expires:


    Notary Public




    THE STATE OF __________)

    COUNTY OF _____________)

    The foregoing instrument was acknowledged before me this _____ day of __________,199_, by ______________________, the ________________________ of WEST
SHORE PROCESSING COMPANY, LLC.

    Witness my Hand and Official Seal.

    My Commission expires:

    Notary Public








                                                               Exhibit A, Page 3

                                   EXHIBIT B

               ASSIGNMENT OF RIGHTS OF WAY, EASEMENTS AND PERMITS


    THE STATE OF MICHIGAN
                                    KNOW ALL MEN BY THESE PRESENTS:
    COUNTIES OF



    THAT, MICHIGAN PRODUCTION COMPANY, L.L.C., a limited liability company, whose address is ________, Houston, Texas 77002, ("Assignor"), for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it paid by WEST SHORE PROCESSING COMPANY, LLC, a Michigan limited liability company, whose address is 5613 DTC Parkway, Suite 400, Englewood, Colorado 80111, ("Assignee"), the receipt and sufficiency of which are hereby acknowledged, has transferred, assigned and conveyed and by these presents does transfer, assign, grant and convey unto Assignee, its successors and assigns, all of its right, title and interest in and to those certain rights of way, easement, and permits described in Attachment 1 (the "Assigned Properties").

    This Assignment is made subject to and in accordance with that certain Option and Agreement to Purchase and Sell Pipeline between Assignor and Assignee dated ______, 1996. Assignor makes this Assignment with special warranty covenants and will defend its title to the Assigned Properties against all claims arising by, through or under Assignor, but not otherwise.

    Assignee agrees to indemnify and hold Assignor harmless from and against all claims, liabilities, costs, expenses, and causes of action arising out of or based upon or related to Assignee's ownership, use or abandonment of the right, title and interest conveyed by Assignor to Assignee hereunder.

    To facilitate filing or recording this Assignment, (i) the counterpart to be recorded in a given county may contain only that part of the exhibits that describe the portion of the Assigned Properties located in that county, and (ii) each counterpart, if any, filed with a federal, state, county or local government agency or office may contain only that portion of the exhibits that describe the Assigned Property under the jurisdiction of that agency or office. Assignor and Assignee have each retained a counterpart of this Assignment with complete exhibits.

                                                               Exhibit B, Page 1

          This Assignment, and all of its terms and conditions, are binding on Assignor, Assignee, and their respective successors and assigns. All covenants set forth in this Assignment run with the land.

          Executed this ________ day of ____________________, 199__, but effective as of _____________.

                         ASSIGNOR

                         MICHIGAN PRODUCTION COMPANY, L.L.C.

                         By:  MICHAEL V. RONCA, MANAGER

                         and

                         By:  Robert L. Zorich, Manager


                         ASSIGNEE

                         WEST SHORE PROCESSING COMPANY,
                         By: MarkWest Michigan, LLC, its manager
                         By: MarkWest Hydrocarbon Partners, Ltd., its manager
                         By: MWHC Holding, Inc.,
                         its general partner

                         By:




                                                               Exhibit B, Page 2

    STATE OF COLORADO      )
                                      )ss.
    COUNTY OF _____________)


    The foregoing instrument was acknowledged, subscribed and sworn to before me this _____ day of ________, 1996, by _______, and _____________ Managers of
MICHIGAN PRODUCTION COMPANY, L.L.C.

    Witness my Hand and Official Seal.

    My Commission expires:

    Notary Public





    STATE OF COLORADO         )
                                     )ss.
    COUNTY OF ________________)

    The foregoing instrument was acknowledged, subscribed and sworn to before me this _________ day of _________, 1996, by _____________, _________________ of
WEST SHORE PROCESSING COMPANY, LLC.

    Witness my Hand and Official Seal.

    My Commission expires:

    Notary Public




                                                               Exhibit B, Page 3

                                   EXHIBIT C

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

    KNOW ALL MEN BY THESE PRESENTS:

    THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (referred to hereinafter as "Assignment"), effective as of 7:00 A.M., Mountain time, as of the date hereof, (referred to as "Effective Time"), from MICHIGAN PRODUCTION COMPANY, L.L.C., (REFERRED to hereinafter as "Assignor"), to WEST SHORE PROCESSING COMPANY, LLC, A MICHIGAN LIMITED LIABILITY COMPANY, 5613 DTC Parkway, Suite 400, Englewood, Colorado 80111, (referred to hereinafter as "Assignee").

                                  WITNESSETH:
                                  ----------

    FOR Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby GRANTS, SELLS, TRANSFERS, BARGAINS, CONVEYS and ASSIGNS to Assignee, all of Assignor's right, title and interest in and to the contracts, agreements and other instruments ("Contracts") pertaining to or related to the installation, Ownership, construction and operation of that certain nominal 10-inch diameter pipeline extension of the Basin pipeline from its present terminus in Section 32, Township 19 North, Range 17 West, Victory Township, Mason County, Michigan, along the right of way of Consumers Power to the delivery point at the gathering lateral of the existing Slocum No. l-21 well (which well is located in Section 21, Township 15 North, Range 16 West, Elbridge Township, Oceana County, Michigan), and which delivery point is anticipated to be located in the northwest quarter of Section 30. Township 15 North, Range 16 West, Elbridge Township, Oceana County, Michigan (the "Pipeline").

    TO HAVE AND TO HOLD the Contracts forever subject to the following terms and conditions:

    1. Observance of Laws. This Assignment is subject to all applicable laws,
       ------------------
ordinances, rules, and regulations affecting the Contracts.

    2. Successors and Assigns. The terms, covenants, and conditions hereof bind
       ------------------------
and inure to the benefit of the parties hereto and their respective successors and assigns.

    3. Authoritv. Assignor represents that (i) it has the full authority to
       -----------
execute this Assignment, (ii) this Assignment is enforceable in accordance with its terms.

    4. Option and Agreement to Purchase and Sell Pipeline. This Assignment is
       ----------------------------------------------------
made expressly subject to and in accordance with the terms and conditions of that certain Option and Agreement to

Purchase and Sell Pipeline between Assignor and Assignee, dated ________, 1996 (the "Agreement"), and all representations, warranties, covenants, indemnities and obligations of the parties under the Agreement shall survive the execution and delivery of this Assignment in accordance with the terms of the Agreement.

    5. Further Assurances. The parties agree to execute any and all other
       ------------------
instruments reasonably required to effectuate and consummate the transactions between them as contemplated by this Assignment and by the Agreement.

    6. Assumption of Obligations and Indemnification. Assignee hereby assumes
       ---------------------------------------------
all of the liabilities and all obligations, debts, costs, expenses, liens, encumbrances, demands, claims, actions, losses and damages of any kind whatsoever arising under or affecting the Contracts or related to the ownership, construction and operation of the Pipeline, whether accruing before or after the date hereof. Assignee hereby agrees to indemnify and hold Assignor harmless from and against all claims, liabilities, costs, expenses, and causes of action arising out of, related to or affecting the Contracts or related to the ownership, construction and operation of the Pipeline, whether accruing before or after the date hereof.

                   EXECUTED this  ________ day of __________, 1996.

                   MICHIGAN PRODUCTION COMPANY, L.L.C.

                   By:  MICHAEL V. RONCA, MANAGER

                   and

                   By:  ROBERT L. ZORICH, MANAGER

                   WEST SHORE PROCESSING COMPANY, LLC
                   By: MarkWest Michigan, LLC, its manager
                   By: MarkWest Hydrocarbon Partners, Ltd., its manager
                   By: MWHC Holding, Inc., its general partner

                   By: ____________________________






                                                               Exhibit C, Page 2

    THE STATE OF _________)

    COUNTY OF ____________)

    The foregoing instrument was acknowledged before me this _______ day of ________, 1996,BY ____________________, the ___________Manager of MICHIGAN
ENERGY COMPANY, L.L.C.

    Witness my Hand and Official Seal.

    My Commission expires: _________________

    Notary Public




    THE STATE OF _________)

    COUNTY OF ____________)

    The foregoing instrument was acknowledged before me this _________ day of _______, 1996, by _________________, the ____________Manager of MARKWEST
MICHIGAN, LLC.


    Witness my Hand and Official Seal.

    My Commission expires:

    Notary Public













                                                               Exhibit C, Page 3